Exhibit 10.10


                            ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of August 13, 1999, by and between WebATM.com, Inc., a Delaware corporation with a place of business in Williston, Vermont ("Buyer"), and Gary Cronin of Colchester, Vermont ("Seller").


        This Agreement sets forth the terms and conditions upon which Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, free and clear of all liabilities, obligations, claims, liens and encumbrances of whatever nature, the property and assets of Seller known as WEBATM.

        In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                      I. TRANSFER OF ASSETS AND LIABILITIES

        1.01   Assets to be Sold.

                      (a) Subject to the terms and conditions of this Agreement, at the Closing provided for in Section 1.05 hereof (the "Closing"), Seller shall sell, convey, assign, transfer and deliver to Buyer and Buyer shall purchase from Seller, all of the WEBATM assets including, without limitation, the assets described in Exhibit A annexed hereto (the "Assets").

                      (b) Such sale, conveyance, assignment, transfer and delivery will be effected by delivery by Seller to Buyer of (i) a duly executed bill of sale in the form of Exhibit B annexed hereto (the "Bill of Sale"), and
(ii) such other good and sufficient instruments of conveyance and transfer as shall be necessary to vest in Buyer good and marketable title to the Assets including, but not limited to, assignments of all leases, if any, necessary to operate the Assets (equipment or otherwise), assignments of all licenses, if any, and all other documents evidencing assignment of intangible Assets (collectively, the "Related Instruments"), whether absolute, accrued, contingent or otherwise, all as listed on Exhibit C annexed hereto, free and clear of all liabilities, obligations, claims, liens and encumbrances.

        1.02 No Liabilities to be Assumed. Buyer shall assume no liabilities of Seller.

        1.03 Consideration. Subject to the terms and conditions of this Agreement, in reliance on Seller's representations, warranties and agreements contained herein, and in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery o the Assets, Buyer shall pay, in full payment for the aforesaid sale, conveyance, assignment, transfer and delivery of the Assets and the Covenants, the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) (the "Purchase Price"). The Purchase Price shall be paid as follows:

               (a) The parties acknowledge that a deposit of Twenty-Five Thousand Dollars ($25,000.00) has been paid by Buyer to Seller;

               (b) Buyer shall pay to Seller Twenty-Five Thousand Dollars ($25,000.00) at Closing; and

               (c)    Buyer shall pay Seller the balance on January 15, 2000.

        1.04 Closing. Subject to the terms and conditions of this Agreement, the Closing of the transactions contemplated by this Agreement shall take place within thirty (30) days of execution of this Agreement, or approval of this Agreement by Buyer's Board of Directors, whichever occurs later. This date or such other date mutually agreed upon on which the Closing actually occurs is hereinafter referred to as the "Closing Date."

        1.05 Delivery by Seller. At the Closing, Seller will deliver to Buyer (unless delivered previously) the following:

               (a)    The duly executed Bill of Sale;

               (b) The Other Instruments referred to in Exhibit C, in form and substance satisfactory to Buyer;

               (c) A Non-Compete Agreement, substantially in the form attached hereto as Exhibit D.

               (d) All other previously undelivered documents, instruments and writings related to the Assets, or required to be delivered by Seller to Buyer at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

        1.06 Delivery by Buyer. At the Closing, Buyer will deliver to Seller (unless delivered previously) all other previously undelivered documents, instruments and writings required to be delivered by Buyer to Seller at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

        1.07 Express Agreement. Except as and to the extent otherwise expressly provided in this Agreement, Buyer has not agreed to pay, will not be required to assume and will have no liability or obligation with respect to, any liability or obligation, direct or indirect, absolute or contingent, of Seller or any other person or entity. Seller shall (i) pay and discharge and (ii) indemnify Buyer and hold it harmless from and against any such liabililty or obligation.

                  II. REPRESENTATIONS AND WARRANTIES OF SELLER

        2.01 No Violation. Neither the execution and delivery of this Agreement, the Exhibits, nor any of the Related Instruments nor the consummation of the transactions contemplated hereby or thereby will violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the creation or imposition of any security interest, lien, charge or other license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller is a party or by which Seller may be bound or affected or to which the property or assets of Seller may be subject, or violate any statute or law or any judgment, decree, writ, order, injunction, regulation or rule of any court or governmental authority.

        2.02 Absence of Certain Changes. With respect to the Business, since May 4, 1999, Seller has not:

               (a) Sold, transferred or otherwise disposed of any portion of the Assets;

               (b) Taken any other action not either in the ordinary course of business and consistent with past practice or provided for in this Agreement; and

               (c) Agreed, whether in writing or otherwise, to take any of the actions set forth in this Section 2.02.

        2.03 Title to Properties, Encumbrances. Seller has good, valid and marketable title to all the Assets which it purports to own (tangible and intangible), as of the date of this Agreement.

        2.04 Good Title Conveyed, Etc. Seller has complete and unrestricted power and the unqualified right to sell, assign, transfer and delivery to Buyer, and upon consummation of the transactions contemplated by this Agreement, Buyer will acquire good, valid and marketable title to the Assets to be transferred to Buyer hereunder, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind. The Related Instruments will be duly and validly executed and delivered by Seller to Buyer at the Closing, and when so executed and delivered, will be valid and binding obligations of Seller, enforceable in accordance with their respective terms, and will effectively vest in Buyer good, valid and marketable title to all of the Business Assets.

        2.05 Disclosure. No representation or warranty by Seller contained in this Agreement, any Exhibit or any other document, list, certificate, financial statement or record, tax return or other writing furnished or to be furnished by or on behalf of Seller to Buyer or any of its representatives in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading, or necessary in order to fully and fairly provide the information required to be provided in any such document, list, certificate, financial statement or record, tax return or other writing.

        2.06 Creditor's Rights. Neither the transactions contemplated hereby nor the application of the proceeds arising hereunder nor any action or statement made by Buyer or Seller or any other party in connection herewith will, directly or indirectly, result in any claim or liability against Buyer nor violate any rights of any creditor or any law dealing with bankruptcy, insolvency or any law affecting creditors' rights including, but not limited to, Sections 547 and 548 of the United States Bankruptcy Code and any similar state or federal law.


                     III. CONDITIONS TO OBLIGATIONS OF BUYER

        The obligations of Buyer under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions:

        3.01 Representations and Warranties. The representations and warranties of Seller contained herein, and the statements contained in any schedule, instrument, list, financial statement or record, tax return, certificate or writing delivered by Seller pursuant to this Agreement shall be true, complete and accurate as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except for any changes expressly permitted by the terms of this Agreement.

        3.02 Performance. Seller shall have performed, complied with and entered into all agreements, obligations, covenants and conditions required or contemplated by this Agreement to be so performed, complied with and entered into at or prior to the Closing.

        3.03 No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment or decree which (a) restrains or prohibits the consummation of the transactions contemplated hereby, (b) in the reasonable judgment of Buyer might have a material adverse effect on Buyer's ability to exercise control over or manage the Business after the Closing, (c) in the reasonable judgment of Buyer, might have a material adverse effect on Buyer, or (d) in the reasonable judgment of Buyer, might have a material adverse effect on Buyer's prospects for use of the Assets.

        3.04 No Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby which Buyer deems unacceptable in its sole discretion.

        3.05 Documents. The Related Instruments and all other documents to be delivered by Seller to Buyer at the Closing shall be in form and substance satisfactory to Buyer.

        3.06 Consents and Approvals. All licenses, permits, consents, approvals and authorizations of all third parties, and governmental bodies and agencies shall have been obtained which, in the sole judgment of counsel for Buyer, are necessary in connection with (a) the consummation of the purchase of the Business Assets and other transactions contemplated hereby, (b) the ownership by Buyer of the Business Assets and the operation and management by Buyer of the Business, and (c) the conduct by Buyer after the Closing of the Business as conducted by Seller (and its relevant subsidiaries) on the date hereof.

        3.07 Inspection. Buyer or Buyer's designee shall have conducted all reasonable inspections of the Business premises and operations deemed necessary by Buyer and all such inspections must be completed to Buyer's satisfaction, as determined in its sole discretion. Said inspections must b conducted no later than 8/12/99 (1) day prior to the Closing.


                     IV. CONDITIONS TO OBLIGATIONS OF SELLER

               The obligations of Seller under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions:

        4.01 Performance. Buyer shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it or prior to the time required by the applicable provisions of this Agreement.

        4.02 No Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.


                 V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

        5.01 Survival of Representations. All representations, warranties and agreements made by any party to this Agreement or pursuant hereto shall survive the Closing hereunder and any instigation made by or on behalf of any party hereto.

        5.02 Statements as Representations. All statements contained herein or in any schedule, exhibit, certificate, list, description, financial statement or record, tax return or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations or warranties within the meaning of Sections 3.01 and 5.01 hereof.

        5.03 Agreements to Indemnify. Seller hereby agrees to indemnify, defend and hold harmless Buyer, its agents and representatives, from and against all demands, claims, actions, courses of action or liabilities arising out of operation of the business and accruing on or prior to the Closing. Buyer hereby agrees to indemnify, defend and hold harmless Seller, his agents and representatives, from and against all demands, claims, actions, causes of action or liabilities arising out of operation of the business and accruing subsequent of the Closing.

                          VI. TERMINATION OF AGREEMENT

        Termination of Agreement. This Agreement may be terminated at any time prior to the Closing:

               (a) By mutual written agreement of Seller and Buyer:

               (b) By Buyer, if there has been a material violation or breach by Seller of any of the agreements, covenants, conditions, representations or warranties contained in this Agreement which has not been waived in writing or if there has been a material failure of satisfaction of a condition to the obligations of Buyer which has not been waived in writing.

               (c)  By  Seller,   if  there  has  been  a  material  failure  of
satisfaction of a condition to the obligation of Seller hereunder which has not been waived in writing.


                               VII. MISCELLANEOUS

        7.01 Further Assurances. From time to time, at Buyer's request and without further consideration, Seller will execute and deliver to Buyer such documents and take such other action as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Buyer good and marketable title to the Business Assets.

        7.02 Parties in Interest. This Agreement will be binding upon, inure to the benefit of, and be enforceable by the respective heirs, successors and assigns of the parties hereto.

        7.03 Entire Agreement; Amendments. This Agreement, the Exhibits, the Related Instruments and any other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties. Any condition to a party's obligations hereunder may be waived in writing by such party.

        7.04 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

        7.05 Notices. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if delivered or mailed (registered or certified air mail, postage prepaid, return receipt requested) as follows:

If to Seller:                                    Gary Cronin
                                                 125 Bank Street
                                                 Burlington, VT 05401

With a Copy to:                                  Not Applicable
                                                 ______________________________

                                                 ______________________________

If to Buyer:                                     Michael Grennan
                                                 c/o eNote.com, Inc.
                                                 185 Allen Brook Lane
                                                 P.O. Box 1138
                                                 Williston, VT 05495

With a Copy to:                                  M. Cecilia Daly, Esq.
                                                 Doremus, Kantor & Daly
                                                 112 Lake Street, Suite 3
                                                 Burlington, VT 05401

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

        7.06 Law Governing. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Vermont without regard to its conflicts of law rules.

        7.07 Third Parties. Except s specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their heirs, successors or assigns, any rights or remedies under or by reason of this Agreement.

        7.08 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        7.09 Attorneys' Fees. In the event of any legal action to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and other costs incurred in such action.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by Buyer and Seller on the date first above written.


                                              SELLER



/s/                                           /s/ Gary P. Cronin
----------------------------                  ---------------------------------
                                              Gary Cronin


                                              BUYER

                                              WebATM.com, Inc.


/s/                                     By:   /s/ Michael T. Grennan
----------------------------                  ---------------------------------
                                              Its Duly Authorized Agent